         COMMON STOCK                                      COMMON STOCK

                                     [LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                      NW

                                     SEE REVERSE FOR CERTAIN DEFINITIONS
                                              CUSIP 372305 10 2

       THIS CERTIFIES THAT

       IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER
                                       SHARE, OF
       ______________________ GENMAR HOLDINGS, INC. _____________________
       TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF
       IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID
       UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE
       REGISTRAR.
           WITNESS THE FACSIMILE SIGNATURES OF THE CORPORATION'S DULY AUTHORIZED OFFICERS.
       DATED:

                   [SIG]
                                        SECRETARY           PRESIDENT
                    [SIG]
COUNTERSIGNED AND REGISTERED:
  NORWEST BANK MINNESOTA, N.A.
    TRANSFER AGENT AND REGISTRAR
      BY
      AUTHORIZED SIGNATURE

       The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM     -- as tenants in common              UNIF GIFT MIN ACT --                 Custodian
  TEN ENT     -- as tenants by the entireties                                  (Cust)               (Minor)
  JT TEN      -- as joint tenants with right of                               under Uniform Gifts to Minors
                survivorship and not as tenants                                            Act
                in common                                                                (State)

    Additional abbreviations may also be used though not in the above list.
                   For value received,____ hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------------
----------------------------------------------------

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   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
                                   ASSIGNEE)

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_____________________________________                                     Shares
of the capital stock represented by the within Certificate,
and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.
Dated  _____________________________
                                                   _____________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY: